SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2019
Principles of Consolidation

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and all subsidiaries in which the Company has a controlling financial interest. Investments in companies, joint ventures or partnerships in which the Company does not have control but has the ability to exercise significant influence over operating and financial decisions, are reported using the equity method of accounting. The cost method of accounting is used in circumstances where the Company does not significantly influence the investee, and the investment has no readily determinable fair value. International subsidiaries are included in the financial statements on the basis of their U.S. GAAP November 30 fiscal year-ends to facilitate the timely inclusion of such entities in the Company’s consolidated financial reporting. All intercompany transactions and profits are eliminated in consolidation.

Use of Estimates

Use of Estimates

The preparation of the Company’s financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The Company’s critical accounting estimates include revenue recognition, valuation allowances and accrued liabilities, actuarially determined liabilities, restructuring, income taxes, long-lived assets, intangible assets and goodwill.

Events Subsequent to Original Issuance of Consolidated Financial Statements

Events Subsequent to Original Issuance of Consolidated Financial Statements (Unaudited)

CID Lines Acquisition

On May 11, 2020, the Company acquired Copal Invest NV, including its primary operating entity CID Lines (collectively, “CID Lines”) for total consideration of $506.9 million in cash. CID Lines had annualized pre-acquisition sales of approximately $110 million and is a leading global provider of livestock biosecurity and hygiene solutions based in Belgium.

The CID Lines acquisition has been accounted for using the acquisition method of accounting, which requires, among other things, that assets acquired and liabilities assumed be recognized at fair value as of the acquisition date. Certain estimated values are not yet finalized and are subject to change. Measurement of certain carry over tax attributes, deferred income taxes, income tax uncertainties, certain tangible and intangible assets, and goodwill are not yet finalized and are subject to changes as the information necessary to complete the analyses is obtained and analyzed. The Company expects to finalize its purchase accounting within the year.

The Company incurred certain acquisition and integration costs associated with the transaction that were expensed and are reflected in the Consolidated Statement of Income. Further information related to the Company’s special (gains) and charges is included in Note 3.

The following table summarizes the preliminary value of CID Lines assets acquired and liabilities assumed as of the acquisition date.

(millions)	2020
Tangible assets	$54.5
Identifiable intangible assets
Customer relationships	147.5
Trademarks	58.6
Acquired technologies and product registrations	46.6
Total assets acquired	307.2

Goodwill	272.7

Total liabilities	94.4
Net consideration transferred to sellers	$485.5

Tangible assets are primarily comprised of accounts receivable of $30.8 million, property, plant and equipment of $7.4 million and inventory of $16.3 million. Liabilities primarily consist of deferred tax liabilities of $63.8 million and current liabilities of $30.6 million.

Customer relationships, trademarks, and other technology and product registrations are being amortized over weighted average lives of 14, 14, and 16 years, respectively.

Goodwill of $272.7 million arising from the acquisition consists largely of the synergies and economies of scale expected through adding complementary geographies and innovative products to the Food and Beverage industries. This acquired business will become part of the Global Industrial reportable segment. None of the goodwill recognized is expected to be deductible for income tax purposes.

Holchem Divestiture

In the second quarter of 2020, the Company completed the sale of Holchem, a U.K. based supplier of hygiene and cleaning products and services for the food and beverage, foodservice and hospitality industries for total consideration of $106.6 million. Consideration consisted of $55.4 million of cash and $51.2 million in notes receivable recorded at fair value. After the recognition of transaction costs, the Company will recognize an after-tax loss of $16.3 million, which will be classified within special charges in the Consolidated Statement of Income. Annual sales of Holchem are approximately $55 million and are included in the Global Industrial reportable segment prior to disposition.

Debt Transactions

In March 2020, the Company issued $750 million aggregate principal ten-year fixed rate notes with a coupon rate of 4.80%, with an effective interest rate of 4.58%. The proceeds were used to repay a portion of the Company’s outstanding commercial paper and for general corporate purposes.

In April 2020, the Company executed a $500 million 364-day revolving credit agreement to be used for general corporate purposes with a diverse syndicate of banks that expires in April 2021. In addition, the Company executed a $305 million term credit agreement that expired on June 15, 2020.

In August 2020, the Company issued $600 million aggregate principal ten-year fixed rate notes with a coupon rate of 1.300% and $500 million aggregate principal 30-year fixed rate notes with a coupon rate of 2.125%. In September 2020, the proceeds were used to prepay all of the outstanding 4.32% Series B private placement senior notes due 2023, to redeem all of the outstanding 4.350% senior notes due 2021 and to pay fees and expenses in connection with the transactions.

Foreign Currency Translation

Foreign Currency Translation

Financial position and reported results of operations of the Company’s non-U.S. dollar functional currency international subsidiaries are measured using local currencies as the functional currency. Assets and liabilities of these operations are translated at the exchange rates in effect at each fiscal year end. The translation adjustments related to assets and liabilities that arise from changes in exchange rates from period to period are included in accumulated other comprehensive loss in shareholders’ equity. Income statement accounts are translated at average rates of exchange prevailing during the year. As discussed in Note 19 Operating Segments and Geographic Information, the Company evaluates its international operations based on fixed rates of exchange; however, changes in exchange rates from period to period impact the amount of reported income from consolidated operations.

Concentration of Credit Risk

Concentration of Credit Risk

Credit risk represents the accounting loss that would be recognized at the reporting date if counterparties failed to perform as contracted. The Company believes the likelihood of incurring material losses due to concentration of credit risk is minimal. The principal financial instruments subject to credit risk are as follows:

Cash and Cash Equivalents - The Company maintains cash deposits with major banks, which from time to time may exceed insured limits. The possibility of loss related to financial condition of major banks has been deemed minimal. Additionally, the Company’s investment policy limits exposure to concentrations of credit risk and changes in market conditions.

Accounts Receivable - A large number of customers in diverse industries and geographies, as well as the practice of establishing reasonable credit lines, limits credit risk. Based on historical trends and experiences, the allowance for doubtful accounts is adequate to cover potential credit risk losses.

Foreign Currency and Interest Rate Contracts and Derivatives - Exposure to credit risk is limited by internal policies and active monitoring of counterparty risks. In addition, the Company uses a diversified group of major international banks and financial institutions as counterparties. The Company does not anticipate nonperformance by any of these counterparties.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash equivalents include highly-liquid investments with a maturity of three months or less when purchased.
Restricted Cash

Restricted Cash

Cash and cash equivalents that are restricted as to withdrawal or use under the terms of certain contractual agreements are recorded in Other assets on the Consolidated Balance Sheet and primarily relate to acquisition activities.

Accounts Receivable and Allowance For Doubtful Accounts

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are carried at the invoiced amounts, less an allowance for doubtful accounts, and generally do not bear interest. The Company estimates the balance of allowance for doubtful accounts by analyzing accounts receivable balances by age and applying historical write-off and collection trend rates. The Company’s estimates separately considered specific circumstances and credit conditions of customer receivables, and whether it is probable balances will be collected. Account balances are written off against the allowance when it is determined the receivable will not be recovered.

The Company’s allowance for doubtful accounts balance also includes an allowance for the expected return of products shipped and credits related to pricing or quantities shipped of $17 million, $16 million and $13 million as of December 31, 2019, 2018, and 2017, respectively. Returns and credit activity is recorded directly as a reduction to revenue.

The following table summarizes the activity in the allowance for doubtful accounts:

(millions)	2019	2018	2017

Beginning balance	$52.4	$64.8	$58.8
Bad debt expense	21.5	13.7	18.1
Write-offs	(19.1)	(19.7)	(16.6)
Other (a)	0.7	(6.4)	4.5
Ending balance	$55.5	$52.4	$64.8

(a)	Other amounts are primarily the effects of changes in currency translations and the impact of allowance for returns and credits.

Inventory Valuations

Inventory Valuations

Inventories are valued at the lower of cost or net realizable value. Certain U.S. inventory costs are determined on a last-in, first-out (“LIFO”) basis. LIFO inventories represented 33% and 31% of consolidated inventories as of December 31, 2019 and 2018, respectively. All other inventory costs are determined using either the average cost or first-in, first-out (“FIFO”) methods. Inventory values at FIFO, as shown in Note 6, approximate replacement cost.

Property, Plant and Equipment

Property, Plant and Equipment

Property, plant and equipment assets are stated at cost. Merchandising and customer equipment consists principally of various dispensing systems for the Company’s cleaning and sanitizing products, warewashing machines and process control and monitoring equipment. Certain dispensing systems capitalized by the Company are accounted for on a mass asset basis, whereby equipment is capitalized and depreciated as a group and written off when fully depreciated. The Company capitalizes both internal and external costs to develop or purchase computer software. Costs incurred for data conversion, training and maintenance associated with capitalized software are expensed as incurred. Expenditures for major renewals and improvements, which significantly extend the useful lives of existing plant and equipment, are capitalized and depreciated. Expenditures for repairs and maintenance are charged to expense as incurred. Upon retirement or disposition of plant and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income.

Depreciation is charged to operations using the straight-line method over the assets’ estimated useful lives ranging from 5 to 40 years for buildings and leasehold improvements, 3 to 20 years for machinery and equipment, 3 to 20 years for merchandising and customer equipment and 3 to 7 years for capitalized software. The straight-line method of depreciation reflects an appropriate allocation of the cost of the assets to earnings in proportion to the amount of economic benefits obtained by the Company in each reporting period. Depreciation expense was $569 million, $536 million and $500 million for 2019, 2018 and 2017, respectively.

During 2019 and 2018, the Company impaired certain assets as part of a restructuring program. Refer to Note 3 for additional information regarding these asset impairments.

Goodwill

Goodwill

Goodwill represents the excess purchase price over the fair value of identifiable net assets acquired in a business combination. The Company’s reporting units are its operating segments.

During the second quarter of 2019, the Company completed its annual assessment for goodwill impairment across its eleven reporting units through a two-step quantitative analysis, utilizing a discounted cash flow approach, which incorporates assumptions regarding future growth rates and profitability, terminal growth rates, and discount rates. The first step involves estimating the fair value of each reporting unit and comparing the fair values to the respective carrying amounts, including goodwill that has been assigned to the reporting unit. If the fair value of a reporting unit exceeds its carrying value, goodwill of the reporting unit is not impaired, and completion of the second step of the impairment test is unnecessary. If the carrying amount of the reporting unit exceeds its fair value, the second step of the goodwill impairment test would be performed to measure the amount of impairment loss to be recorded, if any. The Company’s goodwill impairment assessment for 2019 indicated the estimated fair values of each of its reporting units exceeded their respective carrying amounts by significant margins. Additionally, no events occurred during the second half of 2019 that indicated a need to update the Company’s impairment assessment conclusions reached during the second quarter of 2019.

If significant events or circumstances are identified that indicate it is more likely than not that the fair value of a reporting unit is less than its carrying amount, the Company will assess a reporting unit’s goodwill for impairment during interim periods between its annual tests. There has been no impairment of goodwill in any of the years presented.

The changes in the carrying amount of goodwill for each of the Company’s reportable segments are as follows:

		Global	Global
	Global	Institutional	Healthcare &	Global
(millions)	Industrial	& Specialty	Life Sciences	Energy	Other	Total
December 31, 2017	$2,725.3	$1,027.0	$-	$1,503.2	$211.1	$5,466.6
Segment change (a)	1,278.0	(612.7)	803.1	(1,503.2)	34.8	-
December 31, 2017 revised	$4,003.3	$414.3	$803.1	$-	$245.9	$5,466.6
Current year business combinations (b)	68.4	12.4	3.2	-	-	84.0
Prior year business combinations (c)	(1.2)	-	-	-	(0.9)	(2.1)
Dispositions	-	-	(0.5)	-	-	(0.5)
Effect of foreign currency translation	(108.9)	(8.9)	(30.5)	-	(5.6)	(153.9)
December 31, 2018	$3,961.6	$417.8	$775.3	$-	$239.4	$5,394.1
Current year business combinations (b)	-	135.3	99.0	-	0.7	235.0
Prior year business combinations (c)	(0.2)	-	-	-	-	(0.2)
Effect of foreign currency translation	(37.7)	(4.9)	(14.9)	-	(2.3)	(59.8)
December 31, 2019	$3,923.7	$548.2	$859.4	$-	$237.8	$5,569.1

(a)	Relates to reclassifications made to reportable segments during the first quarter of 2020. The ChampionX business was previously recorded in the Global Energy reportable segment and has been reported as discontinued operations classified as held for sale. Goodwill was assigned to ChampionX and the Downstream operating segment, which is also a reporting unit, based on a relative fair value allocation. The Downstream operating segment, which was previously included in the Global Energy reportable segment has been aggregated into the Global Industrial reportable segment. In addition, the Company established the Global Healthcare & Life Sciences reportable segment which is comprised of the Healthcare and Life Sciences operating segments, which were previously included in the Global Institutional and Global Industrial reportable segments, respectively. These were and continued to be reporting units therefore no goodwill allocation was performed. The Company also renamed the Global Institutional reportable segment to the Global Institutional & Specialty reportable segment. Refer to Note 19 for further information.
(b)	For 2019, $49.4 million of the goodwill recognized as a result of business combinations is expected to be tax deductible. The Company does not expect any of the goodwill related to its 2018 business combinations will be tax deductible.
(c)	Represents purchase price allocation adjustments for business combinations disclosed as preliminary as of the end of the prior year.

Other Intangible Assets

Other Intangible Assets

The Nalco trade name is the Company’s only indefinite life intangible asset. During the second quarter of 2019, the Company completed its annual indefinite life intangible asset impairment assessment using a relief from royalty method approach, which incorporates assumptions regarding future sales projections, royalty rates and discount rates. Based on this testing, the estimated fair value of the asset exceeded its carrying amount by a significant margin; therefore, no adjustment to the $1.2 billion carrying amount of the Nalco trade name asset was necessary. Additionally, no events during the second half of 2019 indicated a need to update the Company’s conclusions reached during the second quarter of 2019. There has been no impairment of the Nalco trade name intangible asset since it was acquired in 2011.

The Company’s definite-lived intangible assets include customer relationships, trademarks, patents and other technology primarily recognized from the Company’s business combinations at their acquisition-date fair values. The fair value of identifiable intangible assets is estimated using discounted cash flow approaches or other acceptable valuation methods. Definite-lived intangible assets are amortized on a straight-line basis over their estimated economic lives. The weighted-average useful life of amortizable intangible assets was 14 years as of both December 31, 2019 and 2018.

The weighted-average useful life by type of amortizable asset at December 31, 2019 is as follows:

(years)

Customer relationships	14
Trademarks	14
Patents	15
Other technology	5

The straight-line method of amortization reflects an appropriate allocation of the cost of the intangible assets to earnings in proportion to the amount of economic benefits obtained by the Company in each reporting period. The Company evaluates the remaining useful lives of its definite-lived intangible assets each reporting period to determine whether events and circumstances warrant a change to the estimated remaining period of amortization. If the estimate of an intangible asset’s remaining useful life is changed, the remaining carrying amount of the intangible asset will be amortized prospectively over the revised remaining useful life. Total amortization expense related to definite-lived intangible assets during the last three years and future estimated amortization is as follows:

(millions)
2017	$ 185
2018	195
2019	206
2020	209
2021	207
2022	201
2023	196
2024	187

Long-Lived Assets

Long-Lived Assets

The Company reviews its long-lived assets, including property, plant and equipment and definite-lived intangible assets, for impairment when significant events or changes in business circumstances indicate that the carrying amount of an asset group may not be recoverable. Such circumstances may include a significant decrease in the market price of an asset group, a significant adverse change in the manner in which the asset group is being used or in its physical condition, or history of operating or cash flow losses associated with the use of an asset group. An impairment loss may be recognized when the carrying amount of an asset group exceeds the anticipated future undiscounted cash flows expected to result from the use of the asset group and its eventual disposition. The amount of the impairment loss to be recorded, if any, is calculated by the excess of the asset group’s carrying amount over the fair value.

In addition, the Company periodically reassesses the estimated remaining useful lives of its long-lived assets. Changes to estimated useful lives would impact the amount of depreciation and amortization recorded in earnings. The Company has not experienced significant changes in the carrying amount or estimated remaining useful lives of its long-lived assets.

Rental and Leases, Lessee

Lessee

The Company determines whether a lease exists at the inception of the arrangement. In assessing whether a contract is or contains a lease, the Company considers a lease a contract that conveys the right to control the use of an identified asset for a period of time in exchange for consideration. The Company accounts for lease components separately from the nonlease components (e.g., common-area maintenance costs). Operating leases are recorded in operating lease assets, other current liabilities and operating lease liabilities in the Consolidated Balance Sheet.

Operating lease assets and operating lease liabilities are measured and recognized based on the present value of the future minimum lease payments over the lease term at commencement date. The Company uses the rate implicit in the lease when available or determinable. When the rate implicit in the lease is not determinable, the Company uses its incremental borrowing rate based on the information available at commencement date to determine the present value of future payments. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term. Variable lease payments are not included in the lease liability and are recognized as incurred. The Company identified real estate, vehicles and other equipment as the primary classes of leases. Certain leases with a similar class of underlying assets are accounted for as a portfolio of leases.

The Company does not record operating lease assets or liabilities for leases with terms of twelve months or less. Those lease payments will continue to be recognized in the Consolidated Statement of Income on a straight-line basis over the lease term.

Most leases include one or more options to renew, which is at the Company’s sole discretion, with renewal terms that can extend the lease term from one month to multiple years. The lease start date is when the asset is available for use and in possession of the Company. The lease end date, which includes any options to renew that are reasonably certain to be exercised, is based on the terms of the contract. The depreciable life of assets and leasehold improvements are limited by the expected lease term, unless there is a transfer of title or purchase option reasonably certain of exercise. The Company’s lease agreements do not contain any material restrictive covenants.

Rental and Leases, Lessor

Lessor

The Company accounts for lease and nonlease components separately. The nonlease components, such as product and service revenue, are accounted for under Topic 606 Revenue from Contracts with Customers, refer to Note 18 for more information. Revenue from leasing equipment is recognized on a straight-line basis over the life of the lease. Cost of sales includes the depreciation expense for assets under operating leases. The assets are depreciated over their estimated useful lives. Initial lease terms range from one year to five years and most leases include renewal options.

Lease contracts convey the right for the customer to control the equipment for a period of time as defined by the contract. There are no options for the customer to purchase the equipment and therefore the equipment remains the property of the Company at the end of the lease term. Refer to Note 14 for additional information regarding rental and leases.

Income Taxes

Income Taxes

Income taxes are recognized during the period in which transactions enter into the determination of financial statement income, with deferred income taxes provided for the tax effect of temporary differences between the carrying amount of assets and liabilities and their tax bases. The Company records a valuation allowance to reduce its deferred tax assets when uncertainty regarding their realizability exists. The Company records liabilities for income tax uncertainties in accordance with the U.S. GAAP recognition and measurement criteria guidance.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was enacted, which reduced the U.S. federal corporate tax rate from 35% to 21%, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and creates new taxes on certain foreign sourced earnings. The Tax Act added many new provisions including changes to bonus depreciation, the deduction for executive compensation and interest expense, a tax on global intangible low taxed income (GILTI), the base erosion anti abuse tax (BEAT) and a deduction for foreign derived intangible income (FDII). The Company has elected the period cost method and considers the estimated GILTI impact in tax expense beginning in 2018. Refer to Note 13 for additional information regarding income taxes.

Share-based compensation

Share-Based Compensation

The Company measures compensation expense for share-based awards at fair value at the date of grant and recognizes compensation expense over the service period for awards expected to vest. The majority of grants to retirement eligible recipients (age 55 with required years of service) are recorded to expense using the non-substantive vesting method and are fully expensed over a six-month period following the date of grant. In addition, the Company includes a forfeiture estimate in the amount of compensation expense being recognized based on an estimate of the number of outstanding awards expected to vest.

All excess tax benefits or deficiencies are recognized as discrete income tax items on the Consolidated Statement of Income. The Company recorded $42.3 million, $27.7 million and $39.5 million of excess tax benefits during 2019, 2018 and 2017, respectively. The extent of excess tax benefits is subject to variation in stock price and stock option exercises. Refer to Note 12 for additional information regarding equity compensation plans.

Restructuring Activities

Restructuring Activities

The Company’s restructuring activities are associated with plans to enhance its efficiency, effectiveness and sharpen its competitiveness. These restructuring plans include net costs associated with significant actions involving employee-related severance charges, contract termination costs and asset write-downs and disposals. Employee termination costs are largely based on policies and severance plans, and include personnel reductions and related costs for severance, benefits and outplacement services. These charges are reflected in the quarter in which the actions are probable and the amounts are estimable, which typically is when management approves the associated actions. Contract termination costs include charges to terminate leases prior to the end of their respective terms and other contract termination costs. Asset write-downs and disposals include leasehold improvement write-downs, other asset write-downs associated with combining operations and disposal of assets. Refer to Note 3 for additional information regarding restructuring activities.

Revenue Recognition

Revenue Recognition

Revenue is measured as the amount of consideration expected to be received in exchange for transferring goods or providing service.

Product and Sold Equipment

Revenue from product and sold equipment is recognized when obligations under the terms of a contract with the customer are satisfied, which generally occurs with the transfer of the product or delivery of the equipment.

Service and Lease Equipment

Revenue from service and leased equipment is recognized when the services are provided, or the customer receives the benefit from the leased equipment, which is over time. Service revenue is recognized over time utilizing an input method and aligns with when the services are provided. Typically, revenue is recognized using costs incurred to date because the effort provided by the field selling and service organization represents services provided, which corresponds with the transfer of control. Revenue for leased equipment is accounted for under Topic 842 Leases and recognized on a straight-line basis over the length of the lease contract.

Other Considerations

Contracts with customers may include multiple performance obligations. For contracts with multiple performance obligations, the consideration is allocated between products and services based on their stand-alone selling prices. Stand-alone selling prices are generally based on the prices charged to customers or using an expected cost plus margin. Judgment is used in determining the amount of service that is embedded within the contracts, which is based on the amount of time spent on the performance obligation activities. The level of effort, including the estimated margin that would be charged, is used to determine the amount of service revenue. Depending on the terms of the contract, the Company may defer the recognition of revenue when a future performance obligation has not yet occurred.

Taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction, which are collected by the Company from a customer, are excluded from revenue. Shipping and handling costs associated with outbound freight are recognized in cost of sales when control over the product has transferred to the customer.

Other estimates used in recognizing revenue include allocating variable consideration to customer programs and incentive offerings, including pricing arrangements, promotions and other volume-based incentives at the time the sale is recorded. These estimates are based primarily on historical experience and anticipated performance over the contract period. Based on the certainty in estimating these amounts, they are included in the transaction price of the contracts and the associated remaining performance obligations. The Company recognizes revenue when collection of the consideration expected to be received in exchange for transferring goods or providing services is probable.

The Company’s revenue policies do not provide for general rights of return. Estimates used in recognizing revenue include the delay between the time that products are shipped and when they are received by customers, when title transfers and the amount of credit memos issued in subsequent periods. Depending on market conditions, the Company may increase customer incentive offerings, which could reduce gross profit margins over the term of the incentive.

Earnings Per Common Share

Earnings Per Common Share

The difference in the weighted average common shares outstanding for calculating basic and diluted earnings attributable to Ecolab per common share is a result of the dilution associated with the Company’s equity compensation plans. As noted in the table below, certain stock options and units outstanding under these equity compensation plans were not included in the computation of diluted earnings attributable to Ecolab per common share because they would not have had a dilutive effect.

The computations of the basic and diluted earnings attributable to Ecolab per share amounts were as follows:

(millions, except per share)	2019	2018	2017

Net income from continuing operations attributable to Ecolab	$1,425.6	$1,250.3	$1,352.3
Net income from discontinued operations	133.3	178.8	152.3
Net income attributable to Ecolab	$1,558.9	$1,429.1	$1,504.6

Weighted-average common shares outstanding
Basic	288.1	288.6	289.6
Effect of dilutive stock options and units	4.4	4.2	4.4
Diluted	292.5	292.8	294.0

Earnings attributable to Ecolab per common share
Basic EPS
Continuing operations	$ 4.95	$ 4.33	$ 4.67
Discontinued operations	$ 0.46	$ 0.62	$ 0.53
Earnings attributable to Ecolab	$ 5.41	$ 4.95	$ 5.20
Diluted EPS
Continuing operations	$ 4.87	$ 4.27	$ 4.60
Discontinued operations	$ 0.46	$ 0.61	$ 0.52
Earnings attributable to Ecolab	$ 5.33	$ 4.88	$ 5.12

Anti-dilutive securities excluded from the computation of diluted EPS	1.1	2.9	3.4

Amounts do not necessarily sum due to rounding.

Assets Held for Sale

Assets Held for Sale

Assets and liabilities are classified as held for sale and presented separately on the balance sheet when all of the following criteria for a plan of sale have been met: (1) management, having the authority to approve the action, commits to a plan to sell the assets; (2) the assets are available for immediate sale, in their present condition, subject only to terms that are usual and customary for sales of such assets; (3) an active program to locate a buyer and other actions required to complete the plan to sell the assets have been initiated; (4) the sale of the assets is probable and is expected to be completed within one year; (5) the assets are being actively marketed for a price that is reasonable in relation to their current fair value; and (6) actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or the plan will be withdrawn. The ChampionX business met the criteria to be held for sale immediately prior to the Separation. The ChampionX business was previously recorded in the Global Energy reportable segment, which became the Upstream Energy reportable segment beginning in 2020 and has been reported in discontinued operations. The assets and liabilities held for sale are recorded on the Company’s Consolidated Balance Sheet as Assets held for sale, Long-term assets held for sale, Liabilities held for sale and Long-term liabilities held for sale, respectively.

Discontinued Operations

Discontinued Operations

Discontinued operations comprise those activities that were disposed of during the period or which were classified as held for sale at the end of the period and represent a strategic shift that has or will have a major effect on the Company’s operations and financial results. The ChampionX business met the criteria to be reported as discontinued operations because it was a strategic shift in business that had a major effect on the Company’s operations and financial results. The ChampionX business is presented on the Consolidated Statement of Income as discontinued operations. Refer to Note 5, Discontinued Operations Classified as Held for Sale, for additional information.

Fair value measurements

The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable, accounts payable, contingent consideration obligations, commercial paper, notes payable, foreign currency forward contracts, interest rate swap agreements and long-term debt.

Fair value is defined as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. A hierarchy has been established for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. The hierarchy is broken down into three levels:

Level 1 - Inputs are quoted prices in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2 - Inputs include observable inputs other than quoted prices in active markets.

Level 3 - Inputs are unobservable inputs for which there is little or no market data available.

Derivatives and hedging transactions

The Company uses foreign currency forward contracts, interest rate swap agreements and foreign currency debt to manage risks associated with foreign currency exchange rates, interest rates and net investments in foreign operations. The Company does not hold derivative financial instruments of a speculative nature or for trading purposes. The Company records derivatives as assets and liabilities on the balance sheet at fair value. Changes in fair value are recognized immediately in earnings unless the derivative qualifies and is designated as a hedge. Cash flows from derivatives are classified in the statement of cash flows in the same category as the cash flows from the items subject to designated hedge or undesignated (economic) hedge relationships. The Company evaluates hedge effectiveness at inception and on an ongoing basis. If a derivative is no longer expected to be effective, hedge accounting is discontinued.

The Company is exposed to credit risk in the event of nonperformance of counterparties for foreign currency forward exchange contracts and interest rate swap agreements. The Company monitors its exposure to credit risk by using credit approvals and credit limits and by selecting major global banks and financial institutions as counterparties. The Company does not anticipate nonperformance by any of these counterparties, and therefore, recording a valuation allowance against the Company’s derivative balance is not considered necessary.

Research and development expenditures	Research expenditures that relate to the development of new products and processes, including significant improvements and refinements to existing products, are expensed as incurred.
Legal contingencies

The Company is subject to various claims and contingencies related to, among other things, workers’ compensation, general liability (including product liability), automobile claims, health care claims, income taxes, environmental matters and lawsuits. The Company is also subject to various claims and contingencies related to income taxes, which are discussed in Note 13. The Company also has contractual obligations including to lease commitments, which are discussed in Note 14.

The Company records liabilities where a contingent loss is probable and can be reasonably estimated. If the reasonable estimate of a probable loss is a range, the Company records the most probable estimate of the loss or the minimum amount when no amount within the range is a better estimate than any other amount. The Company discloses a contingent liability even if the liability is not probable or the amount is not estimable, or both, if there is a reasonable possibility that a material loss may have been incurred.

Insurance

Globally, the Company has insurance policies with varying deductible levels for property and casualty losses. The Company is insured for losses in excess of these deductibles, subject to policy terms and conditions and has recorded both a liability and an offsetting receivable for amounts in excess of these deductibles. The Company is self-insured for health care claims for eligible participating employees, subject to certain deductibles and limitations. The Company determines its liabilities for claims on an actuarial basis.

Litigation and Environmental Matters

The Company and certain subsidiaries are party to various lawsuits, claims and environmental actions that have arisen in the ordinary course of business. These include from time to time antitrust, commercial, patent infringement, product liability and wage hour lawsuits, as well as possible obligations to investigate and mitigate the effects on the environment of the disposal or release of certain chemical substances at various sites, such as Superfund sites and other operating or closed facilities. The Company has established accruals for certain lawsuits, claims and environmental matters. The Company currently believes that there is not a reasonably possible risk of material loss in excess of the amounts accrued related to these legal matters. Because litigation is inherently uncertain, and unfavorable rulings or developments could occur, there can be no certainty that the Company may not ultimately incur charges in excess of recorded liabilities. A future adverse ruling, settlement or unfavorable development could result in future charges that could have a material adverse effect on the Company’s results of operations or cash flows in the period in which they are recorded. The Company currently believes that such future charges related to suits and legal claims, if any, would not have a material adverse effect on the Company’s consolidated financial position.

Pension and post-retirement benefit plans

The Company has a non-contributory, qualified, defined benefit pension plan covering the majority of its U.S. employees. The Company also has non-contributory, non-qualified, defined benefit plans, which provide for benefits to employees in excess of limits permitted under its U.S. pension plans. Various international subsidiaries have defined benefit pension plans. The Company provides postretirement health care benefits to certain U.S. employees and retirees.

The non-qualified plans are not funded and the recorded benefit obligation for the non-qualified plans was $127 million and $119 million at December 31, 2019 and 2018, respectively. The measurement date used for determining the U.S. pension plan assets and obligations is December 31.

International plans are funded based on local country requirements. The measurement date used for determining the international pension plan assets and obligations is November 30, the fiscal year-end of the Company’s international affiliates.

The U.S. postretirement health care plans are contributory based on years of service and choice of coverage (family or single), with retiree contributions adjusted annually. The measurement date used to determine the U.S. postretirement health care plan assets and obligations is December 31. Certain employees outside the U.S. are covered under government-sponsored programs, which are not required to be fully funded. The expense and obligation for providing international postretirement health care benefits are not significant.

New Accounting Pronouncements

New Accounting Pronouncements

Standards that are not yet adopted:
Required
	Date of		Date of	Effect on the
Standard	Issuance	Description	Adoption	Financial Statements

ASU 2019-12 - Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes	December 2019

Simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740 Income Taxes related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period and recognition of deferred tax liabilities for outside basis difference. The new standard also simplifies the accounting for franchise taxes and enacted changes in tax laws or rates and clarifies the accounting for transactions that result in a step-up in the basis of goodwill.

			January 1, 2021	The Company is currently evaluating the impact of adoption.

ASU 2018-15 - Intangibles - Goodwill and Other - Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (a consensus of the FASB Emerging Issues Task Force)

August 2018

Aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). The amendments require an entity (customer) in a hosting arrangement that is a service contract to determine which implementation costs to capitalize as an asset related to the service contract and which costs to expense.

			January 1, 2020	The Company is anticipating adopting the ASU prospectively. Adoption of the ASU is not expected to have a material impact on the Company's financial statements.

ASU 2018-14 - Compensation - Retirement Benefits - Defined Benefit Plans - General (Subtopic 715-20): Disclosure Framework - Changes to the Disclosure Requirements for Defined Benefit Plans	August 2018

Modifies disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. This includes, but is not limited to, the removal of the requirement to disclose the amounts in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost over the next fiscal year, and the addition of a requirement to disclose the weighted-average interest crediting rates for cash balance plans and other plans with promised interest crediting rates.

			January 1, 2020	The new disclosure requirements are applied on a retrospective basis to all periods presented. Adoption of the ASU is not expected to have a material impact on the Company's financial statements.

ASU 2017-04 - Intangibles - Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment	January 2017

Simplifies subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test. Step 2 measures a goodwill impairment loss by comparing the implied fair value of a reporting unit’s goodwill with the carrying amount of that goodwill.

January 1, 2020

The ASU must be applied on a prospective basis upon adoption. As described in Note 2 the Company has passed Step 1 of its annual impairment assessment, accordingly, adoption of the ASU is not expected to have a material impact on the Company's financial statements when completing future impairment analyses.

Credit Losses ASUs:
ASU 2019-11 - Codification Improvements to Topic 326, Financial Instruments - Credit Losses
ASU 2019-05 - Financial Instruments - Credit Losses (Topic 326): Targeted Transition Relief
ASU 2018-19 - Codification Improvements to Topic 326, Financial Instruments - Credit Losses
ASU 2016-13 - Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments

Various

Addresses the recognition, measurement, presentation and disclosure of credit losses on trade and reinsurance receivables, loans, debt securities, net investments in leases, off-balance-sheet credit exposures and certain other instruments. Amends guidance on reporting credit losses from an incurred model to an expected model for assets held at amortized cost, such as accounts receivable, loans and held-to-maturity debt securities. Additional disclosures will also be required.

January 1, 2020

The Company has identified the financial assets to primarily include trade and notes receivable. The Company is updating current accounting policies to be in accordance with the new standard, and the impact of adoption is not expected to be material to the Company's financial statements.

Standards that were adopted:
	Date of		Date of	Effect on the
Standard	Issuance	Description	Adoption	Financial Statements

ASU 2018-02 - Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income	February 2018

Allows entities to reclassify stranded tax effects resulting from the Tax Cut and Jobs Act (“the Act”) from accumulated other comprehensive income to retained earnings. Tax effects stranded in other comprehensive income for reasons other than the impact of the Act cannot be reclassified.

January 1, 2019

In order to improve the usefulness and transparency, the Company made the election to reclassify $61.2 million of income tax effects of the Tax Cuts and Jobs Act from accumulated other comprehensive income to retained earnings related to pension and derivatives.

ASU 2018-16 - Derivatives and Hedging (Topic 815): Inclusion of the Secured Overnight Financing Rate (SOFR) Overnight Index Swap (OIS) Rate as a Benchmark Interest Rate for Hedge Accounting Purposes
ASU 2017-12 - Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities

Various

Amends the hedge accounting recognition and presentation requirements. Simplifies the application of hedge accounting and the requirements for hedge documentation and effectiveness testing. Requires presentation of all items that affect earnings in the same income statement line as the hedged item. Expands the benchmark interest rates that can be used for hedge accounting.

			January 1, 2019	Adoption of this guidance did not have a material impact on the results of operations, financial position or cash flows. Required disclosures under the new guidance are included in Note 9.

Lease ASUs:
ASU 2019-01 - Leases (Topic 842): Codification Improvements
ASU 2018-20 - Leases (Topic 842): Narrow-Scope Improvements for Lessors
ASU 2018-11 - Leases (Topic 842) Targeted Improvements
ASU 2018-10 - Codification Improvements to Topic 842, Leases
ASU 2018-01 - Leases (Topic 842): Land Easement Practical Expedient
ASU 2016-02 - Leases (Topic 842)

	Various	Introduces the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous guidance.	January 1, 2019	See additional information regarding the impact of this guidance on the Company's financial statements at the bottom of this table in note (a).

No other new accounting pronouncement issued or effective has had or is expected to have a material impact on the Company’s consolidated financial statements.

(a)	Leases

On January 1, 2019, the Company adopted Topic 842 Leases (“the new lease standard”) prospectively and recorded a cumulative effect adjustment to the opening balance of retained earnings of $2.8 million, which includes discontinued operations of $0.4 million. The Company elected the package of practical expedients permitted under the transition guidance within the new lease standard, which allows the Company to carryforward the historical lease classification, to not reassess whether existing contracts are or contain a lease and not to reassess initial direct costs. The Company also elected the land easement practical expedient.

In addition, the Company elected the hindsight practical expedient to determine the lease term for existing leases. When applying the hindsight expedient, the Company determined that it was not reasonably certain that most renewal options would be exercised and therefore the Company did not include the renewal period in our determination of the expected lease term. The Company made an accounting policy election to not apply the recognition requirements of the new standard to leases with terms of twelve months or less and which do not include an option to purchase the underlying assets which is reasonably certain of exercise.

Adoption of the new standard resulted in the recording of additional net operating lease assets and operating lease liabilities of $572.2 million and $575.0 million, respectively, as of January 1, 2019. Net operating lease assets and operating lease liabilities recorded in assets and liabilities held for sale were $111.8 million and $112.2 million, respectively. The difference between the operating lease assets and operating lease liabilities was recorded as an adjustment to retained earnings. There was no impact to consolidated net earnings or cash flows. Further information related to the Company’s adoption of the new lease standard is included in Note 14.